EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned directors of CTG Resources, Inc., a Connecticut corporation, hereby appoint Victor H. Frauenhofer, Arthur C. Marquardt, James P. Bolduc, and Reginald L. Babcock, their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for the undersigned directors and in their names to file with the Securities and Exchange Commission, Washington, D.C., under provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to Registration Statement No. 33-54643, whether said amendments add to, delete from or otherwise alter such Registration Statement, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.


        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 1st day of April, 1997.



   /s/  Bessye W. Bennett               /s/   Arthur C. Marquardt
   ------------------------------------ ------------------------------------
        Bessye W. Bennett                     Arthur C. Marquardt

   /s/  James F. English, Jr.           /s/   Denis F. Mullane
   ------------------------------------ ------------------------------------
        James F. English, Jr.                 Denis F. Mullane

   /s/  Herman J. Fonteyne              /s/   Richard J. Shima
   ------------------------------------ ------------------------------------
        Herman J. Fonteyne                    Richard J. Shima

   /s/  Victor H. Frauenhofer           /s/   Laurence A. Tanner
   ------------------------------------ ------------------------------------
        Victor H. Frauenhofer                 Laurence A. Tanner

   /s/  Beverly L. Hamilton             /s/   Michael W. Tomasso
   ------------------------------------ ------------------------------------
        Beverly L. Hamilton                   Michael W. Tomasso

   /s/  Harvey S. Levenson
   ------------------------------------
        Harvey S. Levenson
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